UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 12, 2004

                (Date of earliest event reported: July 22, 2004)


                                  MidNet, Inc.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                       0-32199                    95-4735256
(State of incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

 Suite 300-1055 West Hastings Street
       Vancouver, B.C. Canada                                      V6E 2E9
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (604) 609-6188


                           TUGBOAT INTERNATIONAL, INC.
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                                EXPLANATORY NOTE

This Form 8-K/A is being filed to amend Section 9, Financial Statements and Exhibits. Specifically, new Exhibit 16.2 is attached. No other changes are being made by means of this filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit 16.1 Letter of Armando C. Ibarra, CPA-APC regarding change in certifying accountant dated July 29, 2004 *

Exhibit 16.2 Letter of Armando C. Ibarra, CPA-APC regarding change in certifying accountant dated October 6, 2004.

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* Previously filed with original Form 8-K filed July 29, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MidNet, Inc.


Date: October 12, 2004                  By: /s/Kenneth M. Fasnacht
                                           ----------------------
                                           Kenneth M. Fasnacht
                                           Chief Financial Officer and Treasurer

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